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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 27, 2012 (February 24, 2012)
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Realogy Corporation
(Exact Name of Registrant as Specified in its Charter)
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Delaware	333-173250, 333-173254 and 333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Domus Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	333-173250	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Campus Drive
Parsippany, NJ 07054
(Address of Principal Executive Offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 24, 2012, Henry R. Silverman resigned from his employment at Apollo Global Management, LLC (“Apollo”) and from all positions held with Apollo and its subsidiaries, affiliates and portfolio companies, all effective March 15, 2012. In connection with that resignation, Mr. Silverman resigned as non-executive Chairman of the Board of Directors of Domus Holdings Corp., its direct wholly owned subsidiary, Domus Holdings Intermediate Corp., and its indirect wholly owned subsidiary, Realogy Corporation, also all effective March 15, 2012.

On February 27, 2012, Richard A. Smith, the President and Chief Executive Officer of Domus Holdings Corp., Domus Intermediate Holdings Corp. and Realogy Corporation, was elected as Chairman of the Board by the Board of Directors of each company, effective March 15, 2012, to fill the vacancy created by Mr. Silverman's resignation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY CORPORATION

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMUS HOLDINGS CORP.

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: February 27, 2012